Purpose Built All-Electric Vehicles

Investor Orientation - June 2020

Proprietary to AYRO

(NASDAQ: AYRO)

AYRO

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as "anticipate," "believe," "could," "estimate," "expect," "may," "plan," "will," "would" and other similar expressions are intended to identify these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: AYRO has a history of losses and has never been profitable, and AYRO expects to incur additional losses in the future and may never be profitable; the market for AYRO's products is developing and may not develop as expected; AYRO's limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; AYRO may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for AYRO's electric vehicles; the markets in which AYRO operates are highly competitive, and AYRO may not be successful in competing in these industries; AYRO relies on and intends to continue to rely on a single third-party supplier for the sub-assemblies in semi-knocked-down for all of its vehicles; AYRO may become subject to product liability claims, which could harm AYRO's financial condition and liquidity if AYRO is not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, could harm AYRO's business; AYRO will be required to raise additional capital to fund its operations, and such capital raising may be costly or difficult to obtain and could dilute AYRO stockholders' ownership interests, and AYRO's long term capital requirements are subject to numerous risks; AYRO may fail to comply with environmental and safety laws and regulations; and AYRO is subject to governmental export and import controls that could impair AYRO's ability to compete in international market due to licensing requirements and subject AYRO to liability if AYRO is not in compliance with applicable laws. A discussion of these and other factors with respect to AYRO is set forth in the registration statement on Form S-4 filed by AYRO on February 14, 2020, as amended. Forward-looking statements speak only as of the date they are made and AYRO disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

There are disruptive EV companies out there, ignored by the mainstream but thriving in applications where:

- Customers don't need all of the features of a traditional automobile
- In specific applications where EVs perform better than traditional vehicles.

Harvard Business Review



Electric Scooter & Motorcycle Market



Electric Vehicle Market

About Us


CIRCUIT OF THE AMERICAS™

Quick Facts

Founded: 2017

HQ/Operations: Austin, Texas, USA

- AYRO is a focused electric vehicle company producing compact, purpose-built, automotive-grade, street-legal electric vehicles
- AYRO electric vehicles are used for low speed logistics, cargo services and food delivery on higher-ed & corporate campuses, major stadiums, government facilities, and hotels & resorts
- AYRO has an exclusive partnership with Club Car, a subsidiary of Ingersoll-Rand (NYSE:IR), to help US organizations transition from gas to electric over the next 5 years.

Product Portfolio



Club Car
411



STOP
311

Designed for low speed logistics and cargo services 411 fills the gap between full-sized trucks and small utility carts

- Street legal on roads up to 35 mph per LSV statutes
- Range up to 50 miles
- Recharge of up to 6-8 hours using standard 120V (20A)

Designed for quick service delivery and last-mile services 311 meets the needs of delivery operators for an easy to use/maintain vehicle

- Street legal with speeds up to 50mph
- Range up to 50 miles
- Recharge of up to 6-8 hours using standard 120V (20A)

Applications


Club Car
411


311

All-Electric Purpose Built Vehicles

Global Low-Speed Electric Vehicle (LSEV) Sales 2015-2024, B$ USD*


8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
CAGR 15.7%
2.3
2.7
3.1
3.6
4.1
4.8
5.5
6.4
7.0
7.4
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

LSEV Highlights

- Global Market accelerating fastest in China & USA
- US – approximately 30% of the global market
- Club Car will drive LSEV sales of the 411 light duty truck
- Early demand also for AYRO 311x version in select markets

- Sources: Goldstein Research, GM Insights, Allied Markets

Food Delivery | Security | Delivery | Catering | Grab n Go

Housekeeping | Moving | Landscaping | Events | Engineering

Customers choose AYRO LSEV's to solve real world problems

- Reduce operating costs by up to 50% - vs fossil-fuel powered traditional vehicles
- Help meet sustainability goals through vehicles with Zero Emissions & Noise
- Access areas like narrow passage ways, alleys, & concourses that Full-size work vehicles cannot traverse - use inside and/or outside

Opportunity by the Numbers

HIGHER- ED	RESTAURANT DELIVERY	GENERAL MARKET
60%	6.8%	7.4b
Each of the top 10 schools for EVs in this ranking have committed to switching over 60 percent of their campus-owned vehicles to EVs	Restaurant delivery revenue is expected to show an annual growth rate (CAGR 2020-2024) of 6.8%, resulting in a market volume of US$85b by 2024.	The Global Electric Low Speed Vehicle Market accounted for USD 2.3 billion in 2015 and expected to reach USD 7.4 billion by the end of forecast period of 2024.
SOURCE	SOURCE	SOURCE

Food Delivery - Quick Facts

Market Size


Food Service
Food Delivery
Online Delivery
$2T Global
$800b US
$130b Global
$40b US
$27b Global
$20b US

Food Delivery is the fastest growing segment of the restaurant industry

US domestic delivery represents approximately 5% of total US food sales ($40b)

Global food delivery represents approximately 7% of total global food sales ($130b)

Restaurant delivery is projected to grow to $200b by 2025.

CBB Insights



"We partnered with Ayro because of the design, manufacturing and supply chain work they did on the Club Car 411, a compact all-electric utility vehicle. Complementing our commercial vehicle offerings, Ayro provides automotive electric vehicle expertise and opportunities to enter new markets faster with innovative products and technologies."

- Brant Mitchell, Club Car's portfolio leader for commercial utility.

Club Car®

Executive Management

Rod Keller
CEO, BOARD MEMBER

Prior EV Experience
- President, Segway, Inc.
- President & CEO, T3 Motion
- Executive: Toshiba, Dell, Cisco

Areas of Expertise
- Domestic & International Executive Leadership.
- Facilitated successful sale Segway
- Sales Success at Segway driving 300% revenue growth

Curt Smith
CFO

Prior Experience
- CFO, LAC Group
- CFO, AgileAssets
- CPA, Plante Moran, formerly EKS&H

Areas of Expertise
- Managing Rapid-Growth – organic growth, M&A, rollups
- Investor relations & financing
- Strategic planning & transaction execution
- Operations management & IT systems development

Rich Perley
CMO

Prior Experience
- VP Business Development, Wistron Corp
- CMO, Xplore Technologies (now a Zebra Technologies company)
- CMO Augmentix (now part of Dell)

Areas of Expertise
- Company build-outs
- Go-to-market strategies
- Product management
- Marketing initiatives

Brian Groh
VP OF BUSINESS DEVELOPMENT

Prior Experience
- General Manager, Wistron Corp
- CEO, Co-Founder Xplore Technologies (acquired by Zebra)
- CEO, Co-Founder Telular

Areas of Expertise
- Functional/Executive leadership
- Funding, Mergers & Acquisitions, accelerated growth
- Business Development – global, high-value accounts
- Strategic planning & execution
- Channel Strategy & Management

Dwayne Lum
VP OF PRODUCT MANAGEMENT

Prior Experience
- VP Technology, Wistron Corp
- Managing Partner, Kinetex
- CTO, Xplore Technologies

Areas of Expertise
- Product development for world markets
- Experience design
- Roadmapping for first-mover & market leadership
- NPI & Product launch

Scott Mellon
VP OF RESTAURANT DELIVERY

Prior Experience
- Founder/CEO Franchise Field
- VP Franchising, Papa Murphy's
- Franchise Director, Dunkin' Brands

Areas of Expertise
- Strategic Planning
- Marketing Entry
- Sales and Market Entry

Mike Johanns
VP OF MANUFACTURING

Prior Experience
- Executive Director, Operations, Dell
- Executive Director, World Wide Procurement, Dell
- VP, Supply Chain, Alienware

Areas of Expertise
- Volume Manufacturing Management
- Global Supply Chain & Procurement
- Global Logistics
- Quality Systems


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Summary

- We believe that the US EV market is poised for significant growth over the next decade.
- The LSEV & Delivery markets are estimated at a total of ~ $50 billion in 2019 and we expect it to grow exponentially over the next decade.
- In deploying our vehicles customers reduce operating costs up to 50% while gaining in efficiency and sustainability which are key long term drivers supporting zero carbon footprint initiatives in higher ed, corporate and gov't entities meeting sustainability goals
- Long-term partnership with market leader Club Car. Includes global network of dealers/distributors and strategic alignment with corporate customers.
- Unencumbered by consumer needs like other brands, AYRO is focused on the commercial/utility segment of the market where there is real need for purpose-built, all electric vehicles.
- Experienced leadership team led by Rod Keller, who previously served as president of globally recognized personal transporter manufacturer Segway, Inc.



Contact Us

(NASDAQ: AYRO)



Mailing Address

AYRO, Inc.
900 E Old Settlers Rd, Suite 100
Round Rock ,Texas
78664

Contact Info

Phone : +1.512.994.4917
Email : investors@ayro.com
Web : ayro.com